UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2026
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A ("Amendment") amends the Current Report on Form 8-K for Crown Castle Inc. ("Company") filed with the U.S. Securities and Exchange Commission (the "SEC") on October 21, 2026 (the "Original Form 8-K"). The Company is filing this Amendment solely for the purpose of reclassifying certain information presented in the Company’s earnings release relating to its financial results for the quarter ended September 30, 2026 (the "Original Earnings Release"), and the supplemental information referred to in the Original Earnings Release posted as a supplemental information package on the Company's website on October 21, 2026 (the "Original Supplemental Package"), which were furnished as Exhibits 99.1 and 99.2, respectively, to the Original Form 8-K, in order to align with the financial results reported in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. The information in this Form 8-K/A, including Exhibits 99.1 and 99.2 furnished herewith, amends and supersedes the Original Form 8-K, including Exhibits 99.1 and 99.2 furnished therewith, in its entirety. Other than the reclassifications discussed in this Amendment, as described in Item 2.02 herein, all other information disclosed in the Original Earnings Release and Original Supplemental Package remains unchanged.
ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The Exhibit 99.1 furnished herewith updates certain information presented in and replaces and supersedes the Original Earnings Release (the "Updated Earnings Release"). The Updated Earnings Release reflects (1) a reclassification of $157 million from "Other intangible assets, net" in the condensed consolidated balance sheet, with $90 million reclassified to "Operating lease right-of-use assets" and $67 million reclassified to "Other assets, net"; and (2) a reclassification of the related cash outflow from investing activities to operating activities in the condensed consolidated statement of cash flows, including the resulting changes to the subtotals for "net cash provided by operating activities" and "net cash provided by investing activities."
ITEM 7.01 — REGULATION FD DISCLOSURE
The Updated Earnings Release referenced in Item 2.02 above refers to certain supplemental information that was posted as a supplemental information package on the Company's website on November 4, 2026, which replaces and supersedes the Original Supplemental Package (the "Updated Supplemental Information Package"). The Updated Supplemental Information Package is furnished herewith as Exhibit 99.2.
The reclassifications and corresponding updates described in this Amendment do not affect any other information presented in the Original Earnings Release or the Original Supplemental Package, other than the items described above.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 21, 2026, Updated November 4, 2026
99.2	Supplemental Information Package for period ended September 30, 2026, Updated November 4, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
The information in Items 2.02 and 7.01 of this Amendment and Exhibits 99.1 and 99.2 attached hereto are furnished as part of this Amendment shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: November 4, 2026